UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 21, 2006 (April 21, 2006)
Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255

(Commission File Number)	(IRS Employer Identification No.)

10 Columbus Boulevard, Hartford, CT	06106

(Address of Principal Executive Offices)	(Zip Code)
860-293-2006

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: FIFTH SUPPLEMENTARY BIDDER'S STATEMENT OF THE COMPANY

Item 8.01 Other Events
     On April 21, 2006, Magellan Petroleum Corporation (the “Company”) issued a press release announcing that (1) the Company has extended for an additional three weeks, until May 12, 2006, its ongoing exchange offer to acquire all of the ordinary shares of Magellan Petroleum Australia Limited (“MPAL”) that it does not currently own (the “Exchange Offer”); (2) the Company’s relevant interest in MPAL shares has increased to 85.23%; and (3) the Company expects to be admitted to the Official List of the Australian Stock Exchange (“ASX”) and its common stock (represented by CDIs) to be quoted under the ASX trading symbol “MGN” next week once final administrative matters are cleared with the ASX.
     A copy of the Company’s press release dated April 21, 2006 is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.
     On April 21, 2006, the Company filed a Fifth Supplementary Bidder’s Statement with the Australian Securities and Investments Commission and the Australian Stock Exchange in Australia to announce (1) that the Company’s relevant interest in MPAL shares has increased to 85.23% and (2) the Company’s decision to extend the Offer Period for an additional three weeks, until May 12, 2006. On April 21, 2006, the Company also mailed its Fifth Supplementary Bidder’s Statement to MPAL’s Australian shareholders, together with a letter from Walter McCann, Chairman of the Board of Directors of the Company.
     A copy of the Company’s Fifth Supplementary Bidder’s Statement, accompanied by Mr. McCann’s letter to MPAL shareholders, is filed herewith as Exhibit 99.2 and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

99.1	Press Release of the Company, dated April 21, 2006, announcing the ASX listing plans and update on the Exchange Offer.

99.2	Fifth Supplementary Bidder’s Statement of the Company, dated April 21, 2006, and accompanying letter of Walter McCann, Chairman of the Board of the Company, to MPAL Shareholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION
By:	/s/ Daniel J. Samela
	Name:	Daniel J. Samela
	Title:	President, Chief Executive Officer

Dated: April 21, 2006

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Press Release of the Company, dated April 21, 2006, announcing the ASX listing plans and update on the Exchange Offer.	5

99.2	Fifth Supplementary Bidder’s Statement of the Company, dated April 21, 2006, and accompanying letter of Walter McCann, Chairman of the Board of the Company, to MPAL Shareholders.	7